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EXHIBIT 10.1

AMENDED AND RESTATED
CREDIT AGREEMENT

        AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 9, 2002, amending the Credit Agreement dated as of November 12, 1999, as amended by Amendment No. 1 dated as of April 17, 2000 and Amendment No. 2 dated as of June 30, 2001 (the "Credit Agreement"), among GEORGIA GULF CORPORATION (the "Company"), the ELIGIBLE SUBSIDIARIES party thereto, the LENDERS party thereto (the "Lenders") and JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as Administrative Agent (the "Administrative Agent").

W I T N E S S E T H:

        WHEREAS, the Company and the Lenders wish to amend the Credit Agreement to provide for Tranche C commitments and term loans, the proceeds of which will be used to prepay all outstanding Tranche A and Tranche B term loans, and to make related and certain other changes, in each case as more fully set forth below, and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

        SECTION 2. Amendment of Section 1.01. (a) Section 1.01 is amended to delete the definitions of "Accepting Tranche B Lender", "Deferred Tranche B Unscheduled Prepayment Date", "Tranche B Borrowing Prepayment Notice" and "Tranche B Borrowing Unscheduled Prepayment", and to add in appropriate alphabetical order the following definitions:

        "Accepting Tranche C Lender" has the meaning set forth in Section 2.10(h)(iii).

        "Amendment Date" means the date on which the Amended and Restated Credit Agreement dated as of August 9, 2002 among the parties hereto became effective.

        "Deferred Tranche C Unscheduled Prepayment Date" has the meaning set forth in Section 2.10(h).

        "Tranche C Borrowing Prepayment Notice" has the meaning set forth in Section 2.10(h).

        "Tranche C Borrowing Unscheduled Prepayment" has the meaning set forth in Section 2.10(h).

        "Tranche C Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche C Term Loan hereunder on the Amendment Date, expressed as an amount representing the maximum principal amount of the Tranche C Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Tranche C Commitment is set forth on Schedule 2.01 under the heading "Tranche C Commitment", or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche C Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche C Commitments is $250,000,000.

        "Tranche C Lender" means a Lender with a Tranche C Commitment or an outstanding Tranche C Term Loan.

        "Tranche C Maturity Date" means May 12, 2009, provided that if the Subordinated Debt has not been replaced with Replacement Subordinated Indebtedness on or before May 12, 2007, then the Tranche C Maturity Date shall mean May 12, 2007.

        "Tranche C Term Loan" means a Loan made pursuant to the second sentence of Section 2.01.

        (b) Clause (c) of the definition of "Applicable Rate" in Section 1.01 is amended to delete "or a Tranche A Term Loan, as the case may be", and clause (a) of the definition of "Applicable Rate" is amended to read in its entirety as follows:

    (a) with respect to any Tranche C Term Loan, (i) 1.50% per annum, in the case of an ABR Loan, or (ii) 2.50% per annum, in the case of a Eurodollar Loan, provided that each such rate shall be reduced by 0.25% per annum when the Leverage Ratio as of the most recent determination date is less than 3.5:1,

        (c) The definition of "Class" in Section 1.01 is amended to replace ", Tranche A Term Loans or Tranche B Term Loans" with "or Tranche C Term Loans", and to replace ", Tranche A Commitment or Tranche B Commitment" with "or Tranche C Commitment".

        (d) The definition of "Commitment" in Section 1.01 is amended to replace "or Tranche B Commitment" with ", Tranche B Commitment or Tranche C Commitment".

        (e) The definition of "Excess Cash Flow" in Section 1.01 is amended to replace the period at the end of clause (h) with ", minus" and to add the following clause (i) at the end thereof:1

  (i)
  the cash cost of repurchases of accounts receivables sold pursuant to Permitted Receivables Transactions, to the extent that the proceeds of such sales were used (during such period or an earlier period) to prepay Tranche C Term Loans.

        (f) The definition of "Replacement Subordinated Indebtedness" in Section 1.01 is amended to replace "May 15, 2007" with "November 12, 2009".

        (g) The definition of "Term Loans" in Section 1.01 is amended to replace "and Tranche B Term Loans" with ", Tranche B Term Loans and Tranche C Term Loans".

        SECTION 3. Amendment of Section 2.01. Section 2.01 is amended to add as the new second sentence thereof the following:

  Subject to the terms and conditions set forth herein, each Lender agrees to make Tranche C Term Loans to the Borrowers on the Amendment Date in an aggregate principal amount equal to its Tranche C Commitment.

        SECTION 4. Amendment of Section 2.02. Section 2.02(d) is amended to replace "or Tranche B Maturity Date" with ", Tranche B Maturity Date or Tranche C Maturity Date".

        SECTION 5. Amendment of Section 2.03. Clause (i) of Section 2.03 is amended to replace "or Tranche B Term Borrowing" with ", Tranche B Term Borrowing or Tranche C Term Borrowing".

        SECTION 6. Amendment of Section 2.07. Section 2.07(a) is amended to add the following sentence at the end thereof:

    The Tranche C Commitments shall terminate at 5:00p.m., New York City time, on the Amendment Date.

        SECTION 7. Amendment of Section 2.09. Section 2.09 is amended to read in its entirety as follows:

        Section 2.09. Amortization of Term Loans. (a) [intentionally deleted]

        (b) Subject to adjustment pursuant to paragraph (d) of this Section, on each date set forth below, each Borrower shall repay its ratable share of an aggregate principal amount of the Tranche C Term Borrowings equal to the amount set forth below opposite such date.

Date	Amount
September 30, 2002	$250,000
December 31, 2002	$250,000
March 31, 2003	$250,000
June 30, 2003	$250,000
September 30, 2003	$250,000
December 31, 2003	$250,000
March 31, 2004	$250,000
June 30, 2004	$250,000
September 30, 2004	$250,000
December 31, 2004	$250,000
March 31, 2005	$250,000
June 30, 2005	$250,000
September 30, 2005	$250,000
December 31, 2005	$250,000
March 31, 2006	$250,000
June 30, 2006	$250,000
September 30, 2006	$250,000
December 31, 2006	$250,000
March 31, 2007	$250,000
June 30, 2007	$250,000
September 30, 2007	$250,000
December 31, 2007	$250,000
March 31, 2008	$250,000
June 30, 2008	$250,000
September 30, 2008	$61,000,000
December 31, 2008	$61,000,000
March 31, 2009	$61,000,000
May 12, 2009	$61,000,000	;

provided that if the Tranche C Maturity Date is May 12, 2007, each Borrower shall repay its ratable share of the aggregate principal amount of the Tranche C Term Borrowings outstanding on such date.

        (c) To the extent not previously paid, all Tranche C Term Loans shall be due and payable on the Tranche C Maturity Date.

        (d) Any mandatory or optional prepayment of a Tranche C Term Borrowing shall be applied to reduce ratably the subsequent scheduled repayments of the Tranche C Term Borrowings to be made pursuant to this Section. If the initial aggregate amount of the Lenders' Tranche C Term Commitments exceeds the aggregate principal amount of Tranche C Term Loans that are made on the Amendment Date, then the scheduled repayments of Tranche C Term Borrowings to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess.

        (e) Prior to any repayment of any Tranche C Term Borrowings hereunder, the Company shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Tranche C Term Borrowings shall be applied to repay any outstanding ABR Term Borrowings before any other Borrowings. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Tranche C Term Borrowings shall be accompanied by accrued interest on the amount repaid.

        SECTION 8. Amendment of Section 2.10. Paragraphs (f) and (h) of Section 2.10 are amended to read in their entirety as follows:

        (f) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Company shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (g) of this Section; provided that each prepayment of Borrowings of any Class shall be applied to prepay ABR Borrowings of such Class before any other Borrowings of such Class. The amount of any mandatory or optional prepayment of Term Borrowings hereunder shall be applied to reduce pro rata the amount of the subsequent scheduled repayments of such Term Borrowings pursuant to paragraph (b) of Section 2.09 (subject to the right of the Tranche C Lenders to decline such prepayment until the Revolving Borrowings have been repaid in full in accordance with paragraph (h) of this Section).

        (h) So long as, but only to the extent that, any Revolving Borrowings are outstanding, each mandatory and optional prepayment of the Tranche C Term Borrowings shall be subject to the following clauses (i) through (iii):

    (i) At least three Business Days prior to any date (an "Unscheduled Prepayment Date") on which any mandatory or optional prepayment of the Tranche C Term Borrowings (the amount thereof which is not in excess of the aggregate outstanding principal amount of Revolving Borrowings, a "Tranche C Borrowing Unscheduled Prepayment") would, but for the provisions of this paragraph (h), otherwise be made pursuant to this Section 2.10, the Company shall deliver a notice (a "Company Tranche C Prepayment Notice") to the Administrative Agent, which notice shall (x) indicate the intention of the Company (or the relevant Borrower, if other than the Company) to make a Tranche C Borrowing Unscheduled Prepayment, (y) the amount of such Tranche C Borrowing Unscheduled Prepayment and (z) contain an offer to prepay on a specified date (each such date, a "Deferred Tranche C Unscheduled Prepayment Date"), which shall be the tenth Business Day after the date of the Company Tranche C Prepayment Notice, the Tranche C Term Loans of each Tranche C Lender by an aggregate principal amount equal to such Tranche C Lender's ratable share of such Tranche C Borrowing Unscheduled Prepayment (determined by reference to the outstanding principal amount of such Lender's Tranche C Term Loans as a proportion of the aggregate outstanding principal amount of the Tranche C Term Loans of all of the Tranche C Lenders). Each such Company Tranche C Prepayment Notice shall be given by telecopy, confirmed hand delivery or overnight courier service, in each case addressed to the Administrative Agent as provided in Section 10.01. Upon receipt of any Company Tranche C Prepayment Notice, the Administrative Agent shall promptly deliver a notice conforming to the requirements of paragraph (h)(ii) (a "Tranche C Borrowing Prepayment Notice") to each Tranche C Lender, and such Tranche C Borrowing Unscheduled Prepayment shall not occur on such Unscheduled Prepayment Date, but shall instead be deferred as provided in subclause (z) of this Section 2.10(h)(i);

    (ii) Each Tranche C Borrowing Prepayment Notice shall be in writing, shall refer to this Section 2.10 and shall (w) notify each Tranche C Lenders of the contents and the date of the Company Tranche C Prepayment Notice, (x) set forth the prepayment amount that the applicable Tranche C Lender will be entitled to receive if it accepts prepayment of its Tranche C Term Loans in accordance with this paragraph, (y) request such Tranche C Lender to notify the Company, each relevant Borrower (if other than the Company) and the Administrative Agent in writing, no later than the third Business Day prior to the Deferred Tranche C Unscheduled Prepayment Date, of such Tranche C Lender's acceptance or rejection (in each case, in whole and not in part) of such offer of prepayment and (z) inform such Tranche C Lender that the failure by such Tranche C Lender to reject such offer in writing on or before the third Business Day prior to such Deferred Tranche C Unscheduled Prepayment Date shall be deemed an acceptance of such prepayment offer;

    (iii) On each Deferred Tranche C Unscheduled Prepayment Date, each relevant Borrower shall pay to the Administrative Agent an amount equal to the amount that would otherwise have been payable by such Borrower pursuant to paragraph (a), (b) or (c) of this Section on the related Unscheduled Prepayment Date but for the provisions of this paragraph (h). Of such amount, the Administrative Agent shall apply to the prepayment of the outstanding Tranche C Term Loans of each of the Tranche C Lenders that shall have accepted (or been deemed to have accepted) prepayment (each, an "Accepting Tranche C Lender") its ratable share (allocated pro rata among all Tranche C Lenders based on the aggregate outstanding principal amount of the Tranche C Term Loans of all of the Tranche C Lenders) of the amount so paid by the Borrowers, and shall apply the balance of the amount so paid by the Borrowers to the ratable prepayment of the then outstanding Revolving Loans. Any such prepayment of Revolving Loans shall not give rise to a corresponding reduction of the Revolving Commitments.

        SECTION 9. Amendment of Section 5.11. Section 5.11 is amended to add as the second sentence thereof the following:

    The proceeds of the Tranche C Term Loans will be used only for the payment of amounts required to refinance the Tranche A Term Loans and the Tranche B Term Loans (including related fees and expenses), provided that any balance remaining after such payment will be used to prepay Revolving Loans (without reducing the Revolving Commitments).2

        SECTION 10. Amendment of Section 6.01. Clause (iii) of Section 6.01(a) is amended to read in its entirety as follows:

    (iii)  the Existing Notes and extensions, renewals and replacements of the Existing Notes (a) that do not increase the outstanding principal amount or result in an initial principal repayment date earlier than May 12, 2010 and (b) the material terms of which are at least as favorable to the obligors thereunder as the material terms of the Existing Notes;3

        SECTION 11. Amendment of Section 6.15. The chart in Section 6.15 is amended to read in its entirety as follows:

Period	Ratio
7/1/02—9/30/02	5.00:1
10/1/02—12/31/02	4.75:1
1/1/03—3/31/03	4.65:1
4/1/03—6/30/03	4.25:1
7/1/03—9/30/03	3.75:1
Thereafter	3.50:1

        SECTION 12. Amendment of Section 6.16. The chart in Section 6.16 is amended to read in its entirety as follows:

Period	Ratio
7/1/02—9/30/02	2.25:1
10/1/02—3/31/03	2.65:1
Thereafter	3.00:1

        SECTION 13. Amendment of Section 10.02. (a) Clause (ix) of the first proviso to the first sentence of Section 10.02(b) is amended to read in its entirety as follows:

    (ix) change the rights of the Tranche C Lenders to decline mandatory or optional prepayments as provided in Section 2.10, without the written consent of Tranche C Lenders holding a majority of the outstanding Tranche C Loans,

        (b) Clause (B) of the third proviso to the first sentence of Section 10.02(b) is amended to read in its entirety as follows:

    (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche C Lenders) or the Tranche C Lenders (but not the Revolving Lenders) may be effected by an agreement or agreements in writing entered into by the Company and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time.

        SECTION 14. Amendment of Schedule 2.01. Schedule 2.01 is amended to read in its entirety as set forth in the attached Schedule 2.01.

        SECTION 15. Representations of Company. The Company represents and warrants that after giving effect to the foregoing provisions of this Amended and Restated Credit Agreement (i) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true on and as of the Amendment Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 4.02 on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

        SECTION 16. GOVERNING LAW. THIS AMENDED AND RESTATED CREDIT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        SECTION 17. Counterparts; Effectiveness. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the following conditions is satisfied:

        (a) The Administrative Agent shall have received, from each of (x) the Company, (y) Lenders having Revolving Exposures and unused Revolving Commitments representing at least 51% of the sum of the total Revolving Exposures and unused Revolving Commitments and (z) the Tranche C Lenders, a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

        (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Jones, Day, Reavis & Pogue, counsel for the Loan Parties, substantially in the form of Exhibit B to the Credit Agreement, with such changes and modifications as are acceptable to the Administrative Agent and its counsel. The Company hereby requests Jones, Day, Reavis & Pogue to deliver such opinion.

        (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, and any other legal matters relating to the Loan Parties or the Loan Documents, all in form and substance satisfactory to the Administrative Agent and its counsel.

        (d) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

        (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

        (f) The Administrative Agent shall have received such evidence as it may reasonably require that all Tranche A Loans and Tranche B Loans (together with all interest therein and fees in respect thereof) have been prepaid.

        The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

        Notwithstanding the foregoing, in connection with the making of any Tranche C Term Loan, by delivering written notice to the Administrative Agent at least three Business Days prior to the Amendment Effective Date, any Lender of Tranche B Term Loans may elect to convert all or part of the outstanding principal amount of such Lender's Tranche B Term Loans into a principal amount of Tranche C Term Loans hereunder equal to the principal amount so converted. On the Amendment Effective Date, such Tranche B Term Loans shall be converted for all purposes of this Agreement into Tranche C Terms Loans and the Administrative Agent shall record in the Register the aggregate amount of Tranche B Term Loans converted into Tranche C Term Loans. Any written notice to the Administrative Agent delivered by an applicable Lender pursuant to this Section shall specify the principal amount of Tranche B Term Loans held by such Lender that are to be converted into Tranche C Term Loans.

        IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.

GEORGIA GULF CORPORATION
By:	Name: Title:
GEORGIA GULF CHEMICALS & VINYLS, LLC
By:	Name: Title:
NORTH AMERICA PLASTICS, LLC
By:	Name: Title:

GEORGIA GULF LAKE CHARLES, LLC
By:	Name: Title:
JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK)
By:	Name: Title:
BANK OF AMERICA, N.A.
By:	Name: Title:
MIZUHO CORPORATE BANK, LTD.
By:	Name: Title:
WACHOVIA BANK, N.A.
By:	Name: Title:
THE BANK OF NOVA SCOTIA
By:	Name: Title:

BANK OF TOKYO-MITSUBISHI TRUST COMPANY
By:	Name: Title:
THE FUJI BANK, LIMITED
By:	Name: Title:
SUNTRUST BANK, ATLANTA
By:	Name: Title:
By:	Name: Title:
WASHINGTON MUTUAL BANK, FA
By:	Name: Title:
THE BANK OF NEW YORK
By:	Name: Title:

IKB DEUTSCHE INDUSTRIE BANK AG LUXEMBOURG BRANCH
By:	Name: Title:
By:	Name: Title:
THE MITSUBISHI TRUST AND BANKING CORPORATION
By:	Name: Title:
By:	Name: Title:
THE CIT GROUP/EQUIPMENT FINANCING, INC.
By:	Name: Title:
TORONTO DOMINION (NEW YORK) INC.
By:	Name: Title:
By:	Name: Title:

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By:	Name: Title:
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By:	Name: Title:
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By:	Name: Title:
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By:	Name: Title:
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By:	Name: Title:
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By:	Name: Title:

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By:	Name: Title:
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By:	Name: Title:
[NAME]
By:	Name: Title:
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By:	Name: Title:
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By:	Name: Title:
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By:	Name: Title:

[NAME]
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By:	Name: Title:

Schedule 2.01
Commitment Schedule1

Lender	Revolving Commitments	Tranche C Commitments
JPMorgan Chase Bank	$9,230,769.24		$0
Bank of America, N.A.	$9,230,769.23		$0
Mizuho Corporate Bank, Ltd.	$22,307,692.30		$0
Wachovia Bank, N.A.	$15,384,615.38		$0
The Bank of Nova Scotia	$6,923,076.92		$0
Bank of Tokyo-Mitsubishi Trust	$6,923,076.92		$0
Company
SunTrust Bank, Atlanta	$6,923,076.92		$0
Washington Mutual Bank, FA	$6,153,846.15		$0
The Bank of New York	$4,615,384.62		$0
IKB Deutsche Industriebank AG	$4,615,384.62		$0
Luxembourg Branch
The Mitsubishi Trust and Banking	$4,615,384.62		$0
Corporation
The CIT Group/Equipment Financing,	$3,076,923.08		$0	[4]
Inc.
[others to come]	$0	$

TOTAL	$100,000,000.00		$250,000,000

1 The Tranche A Commitments and Tranche B Commitments have terminated.

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AMENDED AND RESTATED CREDIT AGREEMENT
Schedule 2.01 Commitment Schedule 1